UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
                (Date of earliest event reported): July 31, 2006

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Florida                     1-13219                  65-0039856
  (State or other jurisdiction        (Commission             (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)



                   1661 Worthington Road
                         Suite 100
                 West Palm Beach, Florida                        33409
          (Address of principal executive office)             (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                  Page 1 of 30
                             Exhibit Index on Page 4

Explanatory Note
This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the "Initial 8-K") filed August 4, 2006, by Ocwen Financial Corporation to include the financial information referred to in Item 9.01(a), below, relating to the acquisition of Bankruptcy Management Solutions, Inc. on July 31, 2006 and to provide the consent of the independent accountants. Pursuant to the instructions to Item 9.01 of Form 8-K, Ocwen Financial Corporation hereby amends Item 9.01 of the Initial 8-K to include previously omitted information and to update the consent of the independent accountants.

Forward Looking Statements
This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to assumptions related to deferred tax assets, the valuation of assets, and estimates utilized in development of the pro forma financial statements.

Forward-looking statements are not guarantees of future performance, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following:

     o   general economic and market conditions,
     o   prevailing interest or currency exchange rates,
     o   governmental regulations and policies, and
     o   real estate market conditions and trends.

Further information on the risks specific to our business are detailed within this report and our other reports and filings with the Securities and Exchange Commission, including our periodic report on Form 10-K for the year ended December 31, 2005, Form 10-Q for the quarters ended March 31 and June 30, 2006 and our Forms 8-K filed during 2006. The forward-looking statements speak only as of the date they are made and should not be relied upon. Ocwen Financial Corporation undertakes no obligation to update or revise the forward-looking statements.

Item 2.01  Completion of Acquisition of Assets.

On July 31, 2006, BMS Intermediate, Inc., an entity formed by Ocwen Financial Corporation ("Ocwen") and Charlesbank Equity Fund VI, Limited Partnership and other Charlesbank-related funds ("Charlesbank"), completed the acquisition of all of the issued and outstanding shares of Bankruptcy Management Solutions, Inc. ("BMS") from its stockholders and warrant holder. BMS is a leading provider of support services to Chapter 7 Bankruptcy Trustees. The total investment involved in this acquisition was approximately $440,000,000, including the purchase price (subject to various post-closing adjustments set forth in the associated Stock Purchase Agreement), the repayment of existing debt and certain related fees and expenses. Ocwen and Charlesbank each contributed approximately $46,000,000 in equity. Approximately $345,000,000 of the investment was funded through the issuance of senior and subordinated debt by BMS.

Item 9.01  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          (1) The audited balance sheets of Bankruptcy Management Solutions, Inc. as of December 31, 2005 and December 31, 2004 and the statements of operations, statements of stockholders' equity (deficit) and statements of cash flows for Bankruptcy Management Solutions, Inc. for each of the two years in the period ended December 31, 2005
          (2) The unaudited balance sheet of Bankruptcy Management Solutions, Inc. as of June 30, 2006 and the statements of operations and statements of cash flows for the six-month periods ended June 30, 2006 and June 30, 2005

     (b)  Pro Forma Financial Information.

          The unaudited pro forma balance sheet of Ocwen Financial Corporation as of June 30, 2006 and the statements of operations for the year ended December 31, 2005 and for the six months ended June 30, 2006.

     (c)  Not applicable

     (d)  Exhibits

          The following exhibits are filed as part of this report:

       Exhibit     Description
       -------     -----------
         23.1      Consent of Independent Accountants
         99.1      Audited balance sheets of Bankruptcy Management Solutions,
                   Inc. as of December 31, 2005 and December 31, 2004 and the statements of operations, statements of stockholders' equity
                   (deficit) and statements of cash flows for Bankruptcy
                   Management Solutions, Inc. for each of the two years in the period ended December 31, 2005
         99.2      Unaudited balance sheet of Bankruptcy Management Solutions,
                   Inc. as of June 30, 2006 and the statements of operations and statements of cash flows for the six-month periods ended June
                   30, 2006 and June 30, 2005
         99.3      Unaudited pro forma balance sheet of Ocwen Financial
                   Corporation as of June 30, 2006 and the statements of operations for the year ended December 31, 2005 and for the six months ended June 30, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                OCWEN FINANCIAL CORPORATION
                                (Registrant)


                                By: /s/ DAVID J. GUNTER
                                    -----------------------------------
                                    David J. Gunter
                                    Senior Vice President and
                                    Chief Financial Officer


Date:    October 16, 2006

INDEX TO EXHIBITS


     Exhibit No.        Description                                                    Page
     -----------        -----------                                                    ----

         23.1           Consent of Independent Accountants                              6
         99.1           Audited balance sheets of Bankruptcy Management                 7
                        Solutions, Inc. as of December 31, 2005 and
                        December 31, 2004 and the statements of operations,
                        statements of stockholders' equity (deficit) and
                        statements of cash flows for Bankruptcy Management
                        Solutions, Inc. for each of the two years in the
                        period ended December 31, 2005
         99.2           Unaudited balance sheet of Bankruptcy Management                19
                        Solutions, Inc. as of June 30, 2006 and the
                        statements of operations and statements of cash
                        flows for the six-month periods ended June 30, 2006
                        and June 30, 2005
         99.3           Unaudited pro forma balance sheet of Ocwen                      24
                        Financial Corporation as of June 30, 2006 and the
                        statements of operations for the year ended
                        December 31, 2005 and for the six months ended June
                        30, 2006.